May 1, 2006




                          SUMMIT MUTUAL FUNDS, INC.



Summit Mutual Funds, Inc. is a mutual fund with fifteen separate Portfolios, each with its own investment objective. We cannot assure you that any Portfolio will meet its objective. This Prospectus offers one of the Portfolios within the SUMMIT PINNACLE SERIES. Its investment objectives are:



THE LEHMAN AGGREGATE BOND INDEX PORTFOLIO seeks investment results that correspond to the total return performance of the bond market, as represented by the Lehman Brothers Aggregate Bond Index.



THIS PROSPECTUS CONTAINS INFORMATION YOU SHOULD KNOW BEFORE ALLOCATING YOUR CONTRACT VALUES TO ANY OF THE PORTFOLIOS. IT SHOULD BE READ IN CONJUNCTION WITH THE SEPARATE ACCOUNT'S PROSPECTUS DESCRIBING THE VARIABLE INSURANCE CONTRACT. WE SUGGEST THAT YOU READ THIS PROSPECTUS AND KEEP IT FOR FUTURE REFERENCE.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("SEC") NOR ANY STATE. NEITHER THE SEC NOR ANY STATE HAS DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.







SMFI 514 PINNACLE  Lehman Aggregate  5-06

                        TABLE OF CONTENTS


INTRODUCTION TO THE FUND. . . . . . . . . . . . . . . . . . . . .3

PORTFOLIO PROFILE . . . . . . . . . . . . . . . . . . . . . . . .3
  LEHMAN AGGREGATE BOND INDEX PORTFOLIO . . . . . . . . . . . . .3

PORTFOLIO OPERATING EXPENSES. . . . . . . . . . . . . . . . . . .6

OTHER INVESTMENT POLICIES, STRATEGIES AND RISKS . . . . . . . . .7
  FOREIGN SECURITIES. . . . . . . . . . . . . . . . . . . . . . .7
  REPURCHASE AGREEMENTS . . . . . . . . . . . . . . . . . . . . .7
  REVERSE REPURCHASE AGREEMENTS . . . . . . . . . . . . . . . . .7
  FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. . . . . . .8
  COLLATERALIZED MORTGAGE OBLIGATIONS . . . . . . . . . . . . . .8
  LENDING PORTFOLIO SECURITIES. . . . . . . . . . . . . . . . . .8
  ASSET-BACKED AND MORTGAGE-BACKED SECURITIES . . . . . . . . . .9
  MIXED AND SHARED FUNDING. . . . . . . . . . . . . . . . . . . .9
  INVESTMENT IN OTHER VEHICLES. . . . . . . . . . . . . . . . . 10
  OTHER INFORMATION . . . . . . . . . . . . . . . . . . . . . . 10

FUND MANAGEMENT . . . . . . . . . . . . . . . . . . . . . . . . 10
  INVESTMENT ADVISER. . . . . . . . . . . . . . . . . . . . . . 10
  ADVISORY FEE. . . . . . . . . . . . . . . . . . . . . . . . . 11
  CAPITAL STOCK . . . . . . . . . . . . . . . . . . . . . . . . 11
  PURCHASING AND REDEEMING SHARES . . . . . . . . . . . . . . . 11
  VALUATION OF PORTFOLIO SHARES . . . . . . . . . . . . . . . . 11

TAXES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12

EXCESSIVE TRADING . . . . . . . . . . . . . . . . . . . . . . . 12

FINANCIAL HIGHLIGHTS. . . . . . . . . . . . . . . . . . . . . . 15

APPENDIX A:  RATINGS. . . . . . . . . . . . . . . . . . . . . . 16
  CORPORATE BOND RATINGS. . . . . . . . . . . . . . . . . . . . 16
  COMMERCIAL PAPER RATINGS. . . . . . . . . . . . . . . . . . . 17

                        INTRODUCTION TO THE FUND

This prospectus explains the objectives, risks and strategies of one of the Portfolios within the Summit Pinnacle Series of Summit Mutual Funds, Inc. (the "Fund"), which is advised by Summit Investment Partners, Inc. (the "Adviser").
 The Portfolio is a mutual fund used as an investment option for variable annuity or variable life insurance contracts offered by insurance companies. Although you cannot purchase shares of the Portfolio directly, you can instruct your insurance company, subject to certain limitations, how to allocate your contract's values to the Portfolio. The Portfolio Profile below summarizes important facts about the Portfolio, including its investment objective, strategy, risks and past investment performance. Investors should be aware that the investments made by the Portfolio and the results achieved by the Portfolio at any given time are not expected to be the same as those made by other mutual funds managed by the Adviser or a subadviser acting as investment adviser, including mutual funds with names, investment objectives and policies similar to the Portfolio. More detailed information about the Portfolio's investment policies and strategies is provided after the Profile, along with information about Portfolio expenses, share pricing and Financial Highlights for the Portfolio.

The Union Central Life Insurance Company ("Union Central" - parent company of the Adviser) currently has voting control of Summit Mutual Funds. With voting control, Union Central may make fundamental and substantial changes (such as electing a new Board of Directors, changing the investment adviser or advisory fee, changing the Fund's fundamental investment objectives and policies, etc) regardless of the views of other shareholders.

                              PORTFOLIO PROFILE


LEHMAN AGGREGATE BOND INDEX PORTFOLIO

Investment Objective
The Lehman Aggregate Bond Index Portfolio seeks investment results that correspond to the total return performance of the bond market, as represented by the Lehman Brothers Aggregate Bond Index (the "Lehman Brothers Index").

The Lehman Brothers Index is a market-weighted, intermediate-term bond index which encompasses U.S. Treasury and agency securities and investment grade corporate and international (dollar denominated) bonds.

Investment Strategies
The Lehman Brothers Aggregate Bond Index Portfolio normally will invest at least 80% of the value of its assets in:

  o Obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities; or
  o Publicly-traded or 144a debt securities rated BBB or BAA3 or higher by a nationally recognized rating service such as Standard & Poor's Ratings Group ("Standard & Poor's") or Moody's; or
  o  Cash and cash equivalents.

Up to 20% of the Portfolio's total assets may be invested in financial futures or options contracts in an attempt to replicate the total return performance of the Lehman Brothers Index.

The Lehman Brothers Aggregate Bond Index Portfolio may invest up to 5% of its assets in Lehman Brothers iShares(R). Lehman Brothers iShares(R) are units of beneficial interest in a unit investment trust, representing proportionate undivided interests in a portfolio of securities in substantially the same weighting as the common stocks that comprise the Lehman Brothers Index.

The Portfolio will NOT purchase bonds rated below investment grade, commonly known as junk bonds. However, if a bond held in the Portfolio is downgraded to a rating below investment grade, the Portfolio may continue to hold the security until such time as the Adviser deems it most advantageous to dispose of the security. A description of the corporate bond ratings assigned by Standard & Poor's and Moody's is included in the Appendix.

The Portfolio will NOT directly purchase common stocks. However, it may retain up to 5% of the value of its total assets in common stocks acquired either by conversion of fixed-income securities or by the exercise of warrants attached thereto. The Portfolio may also write covered call options on U.S. Treasury Securities and options on futures contracts for such securities.

The Portfolio will be unable to hold all of the individual securities which comprise the Lehman Brothers Index because of the large number of securities involved. Therefore, the Portfolio will hold a representative sample of the securities designed to replicate the total return performance of the Lehman
Brothers Index.   The Portfolio will attempt to achieve, in both rising and
falling markets, a correlation of at least 95% between the total return of its net assets before expenses and the total return of the Lehman Brothers Index.
 A correlation of 100% would represent perfect correlation between the Portfolio and index performance. The correlation of the Portfolio's performance to that of the Lehman Brothers Index should increase as the Portfolio grows. There can be no assurance that the Portfolio will achieve a high level of correlation.

Although the Adviser will attempt to invest as much of the Portfolio's assets as is practical in bonds included in the Lehman Brothers Index, futures contracts and options relating thereto, a portion of the Portfolio may be retained in cash or cash equivalents, or invested in money market instruments pending investment or to meet redemption requests or other needs for liquid assets.

Primary Risks
An investment in the Portfolio entails investment risk, including possible loss of the principal amount invested. The Portfolio's primary risks include:

> Interest rate risk: Interest rate risk is the potential for fluctuation in bond prices due to changing interest rates. Bond prices generally fall when interest rates rise. Furthermore, the price of bonds with a longer maturity generally fluctuates more than bonds with a shorter maturity. To compensate investors for larger fluctuations, longer maturity bonds usually offer higher yields than shorter maturity bonds. Interest rate risk is a risk inherent in all bonds, regardless of credit quality. Since the Portfolio is an intermediate term bond portfolio, the interest rate risk is expected to be moderate.

> Credit risk: Credit risk is the risk that an issuer of a security will be unable to make payments of principal and/or interest on a security held in the Portfolio. When an issuer fails to make a scheduled payment of principal or interest on a security, or violates other terms and agreements of a security, the issuer and the security are in default. A default by the issuer of a security generally has severe negative affect on the market value of that security. The credit risk of the Portfolio is a function of the credit quality of its underlying securities. The average credit quality of the Portfolio generally is expected to be very high. Therefore, the credit risk of the Portfolio is generally expected to be low.

> Income risk: Income risk is the risk of a decline in the Portfolio's income due to falling market interest rates. Income risk is generally higher for portfolios with short term average maturities and lower for portfolios with long term average maturities. Income risk is also generally higher for portfolios that are actively traded and lower for portfolios that are less actively traded. The Portfolio maintains an intermediate average maturity and is expected to be less actively traded. Therefore, its income risk is expected to be moderate-to-low.

> Prepayment risk: Prepayment risk is the risk that, during periods of declining interest rates, the principal of mortgage-backed securities and callable bonds will be repaid earlier than scheduled, and the portfolio manager will be forced to reinvest the unanticipated repayments at generally lower interest rates. The Portfolio's exposure to mortgage-backed securities and callable bonds is generally expected to be moderate. Therefore, the prepayment risk of the Portfolio is generally expected to be moderate.

> Correlation risk: Because the Portfolio has expenses, and the Lehman Brothers Index does not, the Portfolio may be unable to replicate precisely the performance of the Index. While the Portfolio remains small, it may have a greater risk that its performance will not match that of the Index.

> Derivatives risk: The Portfolio may invest in fixed income futures and options. The Portfolio will not use these investments for speculative purposes or as leveraged investments that might exacerbate gains or losses. The Portfolio will invest in derivatives solely to meet shareholder redemptions or to gain exposure to the market. The principal risk of derivatives used in this context is that a derivative instrument might not be highly correlated with the security or securities for which it is being used as a substitute.

> Indexing risk: The net asset value of the Portfolio may be disproportionately affected by short and long-term changes in the characteristics of the companies whose securities make up the Portfolio's benchmark index (indices), the general performance of such companies, modifications in the criteria for companies selected to make up the index, suspension or termination of the operation of the index, and the activities of issuers whose market capitalization represents a disproportionate amount of the total market capitalization of the index.
    In addition, because each of these Portfolios seeks to track the performance of its benchmark index(es), the Adviser/subadviser will pursue this investment objective regardless of the investment performance of the benchmark index(es) and without regard to the availability of potentially more attractive investments, subject to each such Portfolio's temporary defensive investment authority.

> Temporary defensive risk: The Portfolio may temporarily invest up to 100% of its assets in government securities, money market instruments or other fixed-income securities or retain larger than usual amounts of cash or cash equivalents during periods of significant uncertainty.
    The reasons for the uncertainty may include, but not be limited to, market reaction to a significant event, such as a natural disaster or other economic or political turmoil, or management's reaction to a significant event within the Portfolio, such as a pending material change in net assets resulting from of the loss of a large client. The duration of such an event may be brief or last for an extended period of time until the Portfolio Manager believes that it is appropriate to resume the Portfolio's long-term investment strategies. During such a temporary defensive period, the Portfolio likely will not achieve its objective of closely matching the results of the Index. Its temporary objective will be to preserve capital.


Bar Chart and Performance Table
The bar chart and table below provide an indication of the risk of investing in the Lehman Aggregate Bond Index Portfolio. The bar chart shows how the Portfolio's annual performance has varied from year to year since its inception. The table shows how the Portfolio's average annual returns for one year and since inception compare with those of the Lehman Brothers Aggregate Bond Index. Absent fee waivers and reimbursement of expenses, total returns would have been lower. The Portfolio's returns are net of its expenses, but do NOT reflect the additional fees and expenses of your variable annuity or variable life insurance contract. If those contract fees and expenses were included, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.

Lehman Aggregate Bond Index Portfolio Total Returns


 10.00%


  5.00%         3.55%
               |----|    1.57%
               |    |   |----|
  0.00%--------|----|---|----|
                2004     2005

 -5.00%


-10.00%


*Total return for the most recent calendar year quarter ended March 31, 2006 was -0.66%.

During the period shown in the bar chart, the highest return for a calendar quarter was 2.94% (quarter ending 09/30/04) and the lowest return for a quarter was -2.51% (quarter ending 06/30/04).

Average Annual Total Returns for Periods Ended December 31, 2005

                                                   Since
                                       1 Year    Inception*
                                       ------    ---------
Lehman Bond Index Portfolio             1.57%      2.47%
Lehman Brothers Aggregate Bond Index    2.43%      3.44%

*March 31, 2003


                       PORTFOLIO OPERATING EXPENSES

This table describes fees and expenses of the Portfolio. The table does not reflect separate account or insurance contract fees and charges.

EXPENSES (as a percentage of average net assets)

                                                              Total
                                       Management   Other    Operating
                                          Fees     Expenses  Expenses
                                       ----------  --------  --------
Lehman Aggregate Bond Index Portfolio     .30%       .30%      .60%*

* Total Operating Expenses in excess of .60% are paid by the Adviser, pursuant to the contractual limit in the investment advisory agreement.

EXAMPLE
Use the following table to compare fees and expenses of the Portfolio to other investment companies. It illustrates the amount of fees and expenses an investor would pay, assuming (1) a $10,000 investment, (2) 5% annual return,
(3) redemption at the end of each time period, and (4) no changes in the Portfolio's total operating expenses.+ Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                     1 Year  3 Years  5 Years   10 Years
                                      ------  -------  -------  --------
Lehman Aggregate Bond Index Portfolio  $62     $193     $336     $752

----------
+ The 5% annual return is a standardized rate prescribed for the purpose of this example and does not represent the past or future return of the Fund.

The purpose of this table is to help you understand the Fund expenses that you may bear indirectly through your purchase of an insurance contract. THIS TABLE DOES NOT INCLUDE ANY CONTRACT OR VARIABLE ACCOUNT CHARGES. Those charges, along with the Fund's expenses, are contained in the prospectus for your contract.

This table should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.


         OTHER INVESTMENT POLICIES, STRATEGIES AND RISKS

FOREIGN SECURITIES
The Portfolio may invest in foreign securities that are suitable for the Portfolio's investment objectives and policies. The Portfolio is limited to investing in those foreign securities included in its respective Index.

Investing in foreign securities involves risks which are not ordinarily associated with investing in domestic securities, including:

  o  political or economic instability in the foreign country;
  o diplomatic developments that could adversely affect the value of the foreign security;
  o  foreign government taxes;
  o  costs incurred by a Portfolio in converting among various currencies;
  o  fluctuation in currency exchange rates;
  o the possibility of imposition of currency controls, expropriation or nationalization measures or withholding dividends at the source;
  o in the event of a default on a foreign debt security, possible difficulty in obtaining or enforcing a judgment against the issuer;
  o less publicly available information about foreign issuers than domestic issuers;
  o foreign accounting and financial reporting requirements are generally less extensive than those in the U.S.;
  o securities of foreign issuers are generally less liquid and more volatile than those of comparable domestic issuers;
  o there is often less governmental regulation of foreign exchanges, broker-dealers and issuers and brokerage costs may be higher than in the United States.

Foreign securities purchased by the Portfolio may include securities issued by companies located in countries not considered to be major industrialized nations. Such countries are subject to more economic, political and business risk than major industrialized nations, and the securities they issue may be subject to abrupt or erratic price fluctuations, and are expected to be more volatile and more uncertain as to payments of interest and principal. Developing countries may have relatively unstable governments, economies based only on a few industries, and securities markets that trade only a small number of securities. The secondary market for such securities is expected to be less liquid than for securities of major industrialized nations.

REPURCHASE AGREEMENTS
A repurchase agreement is a transaction where the Portfolio buys a security at one price and simultaneously agrees to sell that same security back to the original owner at a higher price. The Portfolio may enter into repurchase agreement transactions from time to time. The Adviser reviews the credit-worthiness of the other party to the agreement and must find it satisfactory before entering into the repurchase agreement. A majority of these agreements will mature in seven days or less. In the event of the bankruptcy of the other party, the Portfolio could experience delays in recovering its money, may realize only a partial recovery or even no recovery, and may also incur disposition costs.

REVERSE REPURCHASE AGREEMENTS
The Portfolio may enter into reverse repurchase agreements. Under reverse repurchase agreements, the Portfolio transfers possession of portfolio securities to banks or broker-dealers in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest.
 The Portfolio retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. While a reverse repurchase agreement is in effect, the custodian (when required) will segregate from other Portfolio assets an amount of cash or liquid high quality debt obligations equal in value to the repurchase price (including any accrued interest).

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS
For hedging purposes, including protecting the price or interest rate of securities that the Portfolio intends to buy, the Portfolio may enter into futures contracts that relate to securities in which it may directly invest and indexes comprised of such securities and may purchase and write call and put options on such contracts. The Portfolio may invest up to 20% of its assets in such futures and/or options contracts.

A financial futures contract is a contract to buy or sell a specified quantity of financial instruments (such as U.S. Treasury bills, notes and bonds, commercial paper and bank certificates of deposit or the cash value of a financial instrument index at a specified future date at a price agreed upon when the contract is made). A stock index futures contract is a contract to buy or sell specified units of a stock index at a specified future date at a price agreed upon when the contract is made. The value of a unit is based on the current value of the contract index. Under such contracts no delivery of the actual stocks making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting futures contract. Upon entering into a futures contract, the Portfolio is required to deposit an initial margin with the custodian for the benefit of the futures broker. The initial margin serves as a "good faith" deposit that the Portfolio will honor their futures commitments. Subsequent payments (called "variation margin") to and from the broker are made on a daily basis as the price of the underlying investment fluctuates. In the event of the bankruptcy of the futures broker that holds margin on behalf of the Portfolio, the Portfolio may be entitled to return of margin owed to it only in proportion to the amount received by the broker's other customers. The Adviser will attempt to minimize this risk by monitoring the creditworthiness of the futures brokers with which the Portfolio does business.

Because the value of index futures depends primarily on the value of their underlying indexes, the performance of the broad-based contracts will generally reflect broad changes in common stock prices. However, because the Portfolio may not be invested in precisely the same proportion as the particular index, it is likely that the price changes of the Portfolio's index futures positions will not match the price changes of the Portfolio's other investments.

Options on futures contracts give the purchaser the right to assume a position at a specified price in a futures contract at any time before expiration of the option contract.

COLLATERALIZED MORTGAGE OBLIGATIONS
The Portfolio may invest in collateralized mortgage obligations ("CMOs") or mortgage-backed bonds issued by financial institutions such as commercial banks, savings and loan associations, mortgage banks and securities broker-dealers (or affiliates of such institutions established to issue these securities). To a limited extent, the Portfolio may also invest in a variety of more risky CMOs, including interest only ("IOs"), principal only ("POs"), inverse floaters, or a combination of these securities.

LENDING PORTFOLIO SECURITIES
The Portfolio may lend portfolio securities with a value up to 33 1/3% of its total assets. Such loans may be terminated at any time. The Portfolio will continuously maintain collateral equal to not less than 100% of the current market value (on a daily marked-to-market basis) of the loaned securities plus declared dividends and accrued interest. The Portfolio will retain most rights of beneficial ownership, including the right to receive dividends, interest or other distributions on loaned securities. Should the borrower of the securities fail financially, the Portfolio may experience delay in recovering the securities or loss of rights in the collateral. Loans will be made only to borrowers that the Adviser deems to be of good financial standing.

ASSET-BACKED AND MORTGAGE-BACKED SECURITIES
The Portfolio may invest in asset-backed securities. Asset-backed securities may be classified either as pass-through certificates or collateralized obligations. Pass-through certificates are asset-backed securities which represent an undivided fractional ownership interest in an underlying pool of assets. Asset-backed securities issued in the form of debt instruments, also known as collateralized obligations, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities may be of short maturity, such as commercial paper, or longer, such as bonds, and may be issued with only one class of security or have more than one class with some classes having rights to payments on the asset-backed security subordinate to the rights of the other classes. These subordinated classes will take the risk of default before the classes to which they are subordinated.

The Portfolio may invest without limitation in asset-backed securities whose characteristics are consistent with the Portfolio's investment program and are not further limited below. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator of the debt obligations or any other affiliated entities and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. In addition, for asset-backed securities purchased at a premium, the premium may be lost in the event of early pre-payment which may result in a loss to the Portfolio.

The Portfolio may invest in mortgage-backed securities. Mortgage-backed securities are securities representing interests in a pool of mortgages. Principal and interest payments made on the mortgages in the underlying mortgage pool are passed through to the Portfolio. The Portfolio may invest without limitation in mortgage-backed securities whose characteristics are consistent with the Portfolio's investment program and are not further limited below. The actual prepayment experience of a pool of mortgage loans or other obligations may cause the yield realized by the Portfolio to differ from the yield calculated on the basis of the average life of the pool. (When a mortgage in the underlying mortgage pool is prepaid, an unscheduled principal prepayment is passed through to the Portfolio. This principal is returned to the Portfolio at par. As a result, if a mortgage security were trading at a premium, its total return would be lowered by prepayments, and if a mortgage security were trading at a discount, its total return would be increased by prepayments.) The value of these securities also may change because of changes in the market's perception of the creditworthiness of the federal agency that issued them. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies. In addition, for mortgage-backed securities purchased at a premium, the premium may be lost in the event of early prepayment which may result in a loss to the Portfolio.

MIXED AND SHARED FUNDING
The Fund offers its Pinnacle Series shares, without sales charge, only for purchase by separate accounts of The Union Central Life Insurance Company (including advances made by the life insurer in connection with the operation of the separate account) and other affiliated or unaffiliated insurance companies to fund benefits under both variable annuity contracts and variable universal life insurance policies. In the future, the Fund may also offer its Pinnacle Series shares directly to certain tax-qualified plans. The Fund's Board of Directors will monitor the Fund for the existence of any material irreconcilable conflict among the interests of such variable annuity and variable life insurance contract owners and, if and when applicable, the interests of participants in such qualified plans investing in the Fund. Insurance companies whose contracts are funded by investment in the Fund, the Adviser, and if applicable, trustees of certain qualified plans, will report any potential or existing conflicts to the Directors of the Fund. If it is determined by a majority of the Board, or by a majority of its Independent Directors, that a material irreconcilable conflict exists, the relevant insurance companies, the Adviser or plan trustees will, at their expense and to the extent reasonably practicable (as determined by a majority of the Independent Directors), take whatever steps are necessary to remedy or eliminate the irreconcilable material conflict.

INVESTMENT IN OTHER INVESTMENT VEHICLES
The Portfolio may invest a portion of its assets in other pooled investment vehicles, and thus will incur its pro rata share of the investment vehicles' expenses. In addition, the Portfolio will be subject to the effects of business and regulatory developments that affect the underlying investment vehicles or the investment company industry generally.

OTHER INFORMATION
In addition to the investment policies described above, the Portfolio's investment program is subject to further restrictions which are described in the Statement of Additional Information. Unless otherwise specified, the Portfolio's investment objectives, policies and restrictions are not fundamental policies and may be changed without shareholder approval. Shareholder inquiries and requests for the Fund's Statement of Additional Information or annual report should be directed to the Fund at 1-800-999-1840, or at P.O. Box 40409, Cincinnati, Ohio 45240-0409.

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information.

FUND MANAGEMENT

INVESTMENT ADVISER
The Adviser is Summit Investment Partners, Inc., 312 Walnut Street, Suite 2500, Cincinnati, Ohio 45202. The Adviser was incorporated under the laws of Ohio on August 18, 1986, as successor to the advisory business of Carillon Investments, Inc., the investment adviser for the Fund since 1984. The Adviser is a wholly-owned subsidiary of The Union Central Life Insurance Company ("Union Central"), organized in 1867 under the laws of Ohio. On January 1, 2006, Union Central converted from an Ohio mutual life insurance company to an Ohio stock life insurance company subsidiary of a new Ohio mutual insurance holding company. The newly formed Ohio mutual insurance holding company immediately merged with and into Ameritas Acacia Mutual Holding Company, a Nebraska mutual insurance holding company, pursuant to an Agreement and Plan of Merger dated January 28, 2005. Upon consummation of the merger, Ameritas Acacia Mutual Holding Company changed its name to UNIFI Mutual Holding Company, and Union Central became an indirect subsidiary of UNIFI Mutual Holding Company. Subject to the direction and authority of Summit Mutual Funds' board of directors, the Adviser manages the investment and reinvestment of the assets of each Portfolio and provides administrative services and manages Summit Mutual Funds' business affairs.

Gary R. Rodmaker, CFA, Nick J. Kotsonis, and Kevin P. Aug are jointly and primarily responsible for the day-to-day management of the Portfolio.

Mr. Rodmaker is Managing Director - Investment Management of the Adviser and a Portfolio Manager for Index, Investment Grade and High Yield Corporate Bonds accounts. He has been affiliated with the Adviser and Union Central since 1989. He has 20 years of investment management experience.

Mr. Kotsonis is an Index and Fixed Income Analyst and joined Summit in 2003 after graduating from Miami University.

Mr. Aug joined Summit in 2003 as an Investment Analyst for High Yield and Index accounts. He has five years of investment management experience after receiving his MBA in 2001.

The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed, and ownership of Fund shares.

ADVISORY FEE
During the Fund's last fiscal year, the Fund paid the Adviser, as full compensation for all facilities and services furnished, a monthly fee computed separately for the Portfolio on a daily basis, at an annual rate, as follows:

Portfolio                                Advisory Fee
Lehman Aggregate Bond Index Portfolio    .30% of the average daily net assets.

A discussion regarding the basis of the Fund's board of directors approving the Fund's investment advisory and subadvisory arrangements is available in the Fund's annual report for the fiscal period ending December 31, 2005.

CAPITAL STOCK
The Fund currently offers fifteen series of stock, including one for each of the nine Portfolios offered pursuant to this prospectus. In addition, the Russell 2000 Small Cap Index Portfolio offers a second class of stock (Class
F) not offered pursuant to this Prospectus. The Fund also offers six funds that make up the Summit Apex Series which are not offered pursuant to this prospectus. Two of these Apex funds have two classes of stock. Shares (including fractional shares) of each Portfolio have equal rights with regard to voting, redemptions, dividends, distributions, and liquidations with respect to that Portfolio. When issued, shares are fully paid and nonassessable and do not have preemptive or conversion rights or cumulative voting rights. The insurance companies will vote Fund shares allocated to their registered separate accounts in accordance with instructions received from their contract owners. It is anticipated that Union Central will have voting control of the Fund by virtue of the shares of the Fund allocated to its exempt separate accounts. With voting control, Union Central can make fundamental changes regardless of the voting instructions received from its contract owners.

PURCHASING AND REDEEMING SHARES
Shares of the Portfolio are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and may be offered to qualified pension and retirement plans. Investors do not deal directly with the Fund to purchase or redeem shares. Please refer to the prospectus for the separate account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate account that invests in the Portfolio.

VALUATION OF PORTFOLIO SHARES
Shares are purchased and redeemed at the net asset value per share of the Portfolio next determined after receipt and acceptance of a purchase order, or receipt of a redemption request, by the Fund or its agent. The net asset value of the shares of the Portfolio of the Fund is determined once daily, Monday through Friday, as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time), on days during which there are purchases or redemptions of Fund shares, except:

  o  when the New York Stock Exchange is closed or
  o any day on which changes in the value of the securities held by the Portfolio will not materially affect the current net asset value of the shares of the Portfolio.

Portfolio shares are valued by:

  o  adding the values of all securities and other assets of the Portfolio,
  o  subtracting liabilities and expenses, and
  o dividing the resulting figure by the number of shares of the Portfolio outstanding.

Expenses, including the investment advisory fee payable to the Adviser, are accrued daily.

Securities held by the Portfolio, except for money market instruments maturing in 60 days or less, are valued at their market value if market quotations are readily available. Otherwise, including instances where a significant market event may impact the value of a portfolio security after the close of trading in the security, such securities are valued at fair value as determined in good faith under policies approved by the Fund's board of directors, although the actual calculations may be made by persons acting pursuant to the direction of the board. All money market instruments with a remaining maturity of 60 days or less are valued on an amortized cost basis.

Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. The Adviser makes such determinations in good faith in accordance with the Fund's valuation procedures, with the goal of accurately reflecting the current value of the Portfolio's portfolio holdings in the Portfolio's net asset value per share. There can be no assurance that the Portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Portfolio determines its net asset value per share.

If Portfolio investments are traded in markets on days that are not business days of the Portfolio, the Portfolio's net asset value may vary on days when investors cannot purchase or redeem shares.

                                    TAXES

The Portfolio has qualified and has elected to be taxed as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If the Portfolio qualifies as a "regulated investment company" and complies with the appropriate provisions of the Code, the Portfolio will pay no federal income taxes on the amounts distributed.


The Portfolio also intends to comply with the diversification requirements of
Section 817(h) of the Code and the underlying regulations for variable annuity and variable life insurance contracts so that owners of these contracts should not be subject to federal tax on distributions of dividends and income from the Portfolio to the insurance company's separate accounts. If the Portfolio fails to meet the diversification requirements under Section 817(h) of the Code, income earned with respect to these contracts could become currently taxable to the owners of the variable annuity and variable life insurance contracts and income for prior periods with respect to these contracts could also be taxable.

Because insurance companies are currently the only shareholders of the Portfolio, no discussion is included herein as to the federal income tax consequences to shareholders. For information about the federal tax consequences of purchasing the contracts, see the prospectus for your contract. See the Statement of Additional Information for further information about tax matters.

                             EXCESSIVE TRADING

The Portfolio is not intended for excessive trading or market timing.
Frequent trading into and out of the Portfolio can disrupt portfolio investment strategies, result in lower portfolio performance and increase portfolio expenses for all shareholders, including long-term shareholders who do not generate these costs. In particular, the Portfolio may have difficulty implementing their long-term investment strategies if forced to maintain a higher level of their assets in cash to accommodate significant short-term trading activity resulting from market timing. Excessive purchases and sales or exchanges of the Portfolio's shares may force the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate short term trading activity. In addition, the Portfolio may incur increased expenses if one or more investors engage in excessive or short-term trading. For example, the Portfolio may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs without attaining any investment advantage. Similarly, the Portfolio may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. If the Fund in unable to detect those shareholders engaging in market timing and/or excessive trading, the previously mentioned harms associated with excessive trading (lower portfolio performance, liquidity risks, increased portfolio expenses, etc.) may occur.

The Portfolio is not designed to accommodate excessive trading and the Fund's Board of Directors has adopted policies to discourage excessive trading of the Portfolio's shares. If you wish to engage in excessive trading, we request that you do not purchase shares of the Portfolio. The Portfolio defines "excessive trading" as exceeding one purchase and sale involving the Portfolio within any 120-day period. Accordingly, you can move substantial assets from a Portfolio to another Portfolio and, within the next 120 days, sell your shares in that Portfolio to return to the first Portfolio only once during any 120-day period.

The Fund monitors daily cash flows by account to detect possible excessive trading by individuals or groups. When suspicious activities occur that may indicate the possibility of excessive trading, the Fund will contact the insurance company and request that they investigate the activity. If excessive trading is found, in addition to any action that may be taken by the insurance company for excessive trading, the Fund will take the following actions if you exceed the number of trades described above: 1) the first time the Fund determines that you have traded excessively, the Fund or your insurance company will notify you in writing that your variable insurance product will be monitored for additional transactions in excess of the foregoing limits; 2) upon the second incidence of excessive trading by you, the Fund or your insurance company will bar you indefinitely from further purchases of shares of the Portfolio, including purchases in connection with exchange transactions. Two types of transactions are exempt from the excessive trading guidelines: (1) redemptions that are not part of exchanges and (2) systematic purchases or redemptions made through an automatic investment plan or an automatic withdrawal plan.

The Fund may, in its sole discretion, take any variable insurance contract off of the list of monitored contracts, or restore suspended transfer privileges if it determines that the transactions were inadvertent or were not done with the intent to market time. OTHERWISE, ALL OF THE POLICIES RELATED TO EXCESSIVE TRADING AND MARKET TIMING AS DESCRIBED IN THIS SECTION WILL BE APPLIED UNIFORMLY AND WITHOUT EXCEPTION. Other trading activities may be detrimental to the Portfolios. Therefore, variable insurance contracts may be placed on the list of monitored contracts despite the fact the contract owner has not exceeded the established transfer limits.

The Portfolio and its agents reserve the right not to accept in whole or in part, without prior notice, any purchase request, including exchange purchases from one Portfolio to another Portfolio, by any investor or group of investors indefinitely, for any reason, particularly if they believe that any combination of trading activity in the Portfolios is attributable to market timing or is otherwise excessive or potentially disruptive to the Portfolio. Some of the factors that may be considered when determining whether or not to accept a purchase request may include, but not be limited to:

  o  the number of transfers made in a defined period;
  o  the dollar amount of the transfer;
  o  the total assets of the Portfolio involved in the transfer;
  o the investment objectives of the particular portfolios involved in the transfers; and/or
  o whether the transfer appears to be a part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies.

The Fund currently does not assess a mandatory redemption fee, but may do so in the future.

The trading history of accounts under common ownership or control may be considered in enforcing these policies. Transactions placed through the same insurance company or plan sponsor on an omnibus basis may be rejected in whole or in part by the Portfolio. Transactions accepted by your insurance company or plan sponsor in violation of the Fund's excessive trading policy are not deemed accepted by the Portfolio and may be cancelled or revoked by the Portfolio on the next business day following the order by the insurance company.

While the Portfolio discourages excessive short-term trading and intend to apply their policies uniformly to all shareholders, the Portfolio cannot always know or reasonably detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements. In addition, monitoring and discouraging excessive trading may require the cooperation of financial intermediaries, which cannot necessarily be assured.

                          FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Portfolio's financial performance for the periods indicated. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Portfolio's financial statements, is incorporated by reference into the Statement of Additional Information and is available upon request. This information should be read in conjunction with the financial statements and notes thereto incorporated by reference into the Statement of Additional Information.

Computed on the basis of a share of capital stock outstanding throughout the period.

                                                Lehman Aggregate Bond Index Portfolio
                                                -------------------------------------
                                                                              Period from
                                                                                April 1,
                                                                                2003 (1)
                                          Year Ended December 31,           to December 31,
                                           2005            2004                  2003
                                         --------        --------           --------------
Net asset value, beginning of period     $50.13          $49.78                $50.00
                                         ------          ------                ------
Investment Activities:
  Net investment income / (loss)           1.83            1.71(4)               1.32
  Net realized and
    unrealized gains / (losses)           (1.06)           0.03                 (0.49)
                                         ------          ------                ------
Total from Investment Activities           0.77            1.74                  0.83
                                         ------          ------                ------
Distributions:
  Net investment income                   (1.84)          (1.39)                (1.05)
                                         ------          ------                ------
Total Distributions                       (1.84)          (1.39)                (1.05)
                                         ------          ------                ------
Net asset value, end of period           $49.06          $50.13                $49.78
                                         ======          ======                ======
Total return                               1.57%          3.55%                  1.70%

Ratios / Supplemental Data:
Ratio of expenses to
 average net assets - net(2)               0.60%           0.60%                 0.60%(3)
Ratio of expenses to
 average net assets - gross                0.63%           0.71%                 1.10%(3)
Ratio of net investment
 income / (loss) to
 average net assets                        3.54%           3.26%                 2.83%(3)
Portfolio turnover rate                   15.93%          43.24%                31.94%(3)
Net assets, end of period (000's)       $37,657         $32,786               $10,296
                                         ------          ------                ------

(1) Commencement of operations.
(2) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Adviser.
(3) Annualized.
(4) Per share amounts are based on average shares outstanding.

                            APPENDIX A:  RATINGS

CORPORATE BOND RATINGS

Moody's Investors Service, Inc.

     Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Standard & Poor's Ratings Group

     AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

     AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in a small degree.

     A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effect of changes in circumstances and economic conditions.

     BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

     BB-B-CCC-CC - Bonds rated BB, B, CCC, and CC are regarded, on balance, as predominately speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

COMMERCIAL PAPER RATINGS

Moody's Investors Service, Inc.

A Prime rating is the highest commercial paper rating assigned by Moody's Investors Service, Inc. Issuers rated Prime are further referred to by use of numbers 1, 2 and 3 to denote relative strength within this highest classification. Among the factors considered by Moody's in assigning ratings for an issuer are the following:

  o  management;
  o economic evaluation of the industry and an appraisal of speculative type risks which may be inherent in certain areas;
  o  competition and customer acceptance of products;
  o  liquidity;
  o  amount and quality of long-term debt;
  o  ten-year earnings trends;
  o financial strength of a parent company and the relationships which exist with the issuer; and
  o recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

Standard & Poor's Ratings Group

Commercial paper rated A by Standard & Poor's Ratings Group has the following characteristics:

  o  Liquidity ratios are better than the industry average.
  o Long-term senior debt rating is "A" or better. In some cases, BBB credits may be acceptable.
  o  The issuer has access to at least two additional channels of borrowing.
  o Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances.
  o Typically, the issuer's industry is well established, the issuer has a strong position within its industry and the reliability and quality of management is unquestioned.

Issuers rated A are further referred to by use of numbers 1, 2 and 3 to denote relative strength within this classification.

A Statement of Additional Information dated May 1, 2006, which contains further information about the Summit Pinnacle Series of the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. A copy of the Statement of Additional Information or the Fund's annual and semi-annual reports may be obtained without charge by calling the Fund at 1-800-999-1840, or by writing the Fund at P.O. Box 40409, Cincinnati, Ohio 45240-0409. Since the Portfolios are only available as an investment option for variable insurance products, and the Portfolios' disclosure documents should be read in connection with the prospectus for the applicable variable insurance product, the Fund does not make the Fund's Statement of Additional Information or the Fund's annual and semi-annual reports available on the Fund's website.

The Fund's Statement of Additional Information, annual and semi-annual reports and certain other information about the Fund can be reviewed and copied at the SEC's public reference room (which will send copies of these documents upon request and for a fee). Information about the operation of the SEC's public reference room may be obtained by calling the SEC at 1-202-942-8090. Copies of Fund documents may be requested by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-6009, or by electronic request at publicinfo@sec.gov.

These fund Documents and other information about the Fund are also available without charge at the SEC's web site: http://www.sec.gov.



File 811-04000